SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549-1004

                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                                 October 1, 2000
                Date of Report (Date of earliest event reported)

                             GERMAN AMERICAN BANCORP
             (Exact name of registrant as specified in its charter)


    Indiana                          0-11244                    35-1547518
---------------             ------------------------      ----------------------
(State or other             (Commission File Number)          (IRS Employer
jurisdiction of                                           Identification Number)
incorporation)


             711 Main Street                         47546
                  Box 810                         ----------
             Jasper, Indiana                      (Zip Code)
             ---------------
(Address of principal executive offices)


        Registrant's telephone number, including area code (812) 482-1314

Item 5.    Other Events

Effective October 1, 2000, German American Bancorp completed its acquisition of Holland Bancorp, Inc., the parent company of The Holland National Bank of Holland, Indiana. Under the terms of the merger, German American Bancorp issued approximately 948,000 shares of its common stock. Information concerning this transaction was previously reported by German American Bancorp's Registration Statement on Form S-4 (No. 333-41698).


Item 7.    Financial Statements and Exhibits

         (a)      Financial statements of businesses acquired

                  Not applicable

         (b)      Pro forma financial information

                  Not applicable

         (c)      Exhibits

                  2 The Agreement and Plan of Reorganization among Holland Bancorp, Inc., the Registrant, and certain affiliates, dated June 27, 2000. The copy of this exhibit, filed as
                         Exhibit 2.1 to the Registrant's Registration Statement on Form S-4 (No. 333-41698), is incorporated herein by reference.


                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                             GERMAN AMERICAN BANCORP



                              By:   /s/ Mark A. Schroeder
                                   ---------------------------------------------
                                   Mark A. Schroeder
                                   President and Chief Executive Officer


Dated: October 9, 2000

                                  EXHIBIT INDEX


Number Assigned
 In Regulation
  S-K Item 601                        Description of Exhibit
---------------                       ----------------------

     2 The Agreement and Plan of Reorganization among Holland Bancorp, Inc., the Registrant, and certain affiliates, dated June 27, 2000. The copy of this exhibit, filed as Exhibit 2.1 to the Registrant's Registration Statement on Form S-4 (No. 333-41698), is incorporated herein by reference.



                                       3